UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

General Mills, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ATTN: INVESTOR RELATIONS 1 GENERAL MILLS BOULEVARD MINNEAPOLIS, MN 55426	Your Vote Counts! GENERAL MILLS, INC. 2023 Annual Meeting Vote by September 25, 2023 11:59 PM EDT. For shares held in a Plan, vote by September 21, 2023 11:59 PM EDT.

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You invested in GENERAL MILLS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 26, 2023.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to September 12, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* September 26, 2023 8:30 AM CDT
Virtually at: www.virtualshareholdermeeting.com/GIS2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	R. Kerry Clark	For
1b.	C. Kim Goodwin	For
1c.	Jeffrey L. Harmening	For
1d.	Maria G. Henry	For
1e.	Jo Ann Jenkins	For
1f.	Elizabeth C. Lempres	For
1g.	Diane L. Neal	For
1h.	Steve Odland	For
1i.	Maria A. Sastre	For
1j.	Eric D. Sprunk	For
1k.	Jorge A. Uribe	For
2.	Advisory Vote on Executive Compensation.	For
3.	Advisory Vote on Frequency of Holding the Advisory Vote on Executive Compensation.	Year
4.	Ratify Appointment of the Independent Registered Public Accounting Firm.	For
5.	Advisory Vote to Allow Shareholders Holding 25% of our Common Stock to Request Special Meetings of Shareholders.	For
6.	Shareholder Proposal - Adopt a Shareholder Right to Call a Special Shareholder Meeting.	Against

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